UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2018
COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, Cowen Inc. ("Cowen" or the "Company") announced that Peter A. Cohen, the Chairman of the Board of Directors (the “Board”) of the Company, notified the Board that he will not stand for re- election as a member of the Board at the Company’s 2018 annual meeting of stockholders scheduled for June 26, 2018. Mr. Cohen’s term on the Board will expire upon the conclusion of the annual meeting, but he will remain as an advisor to the Company. Jerome S. Markowitz, the Company’s lead independent director, will assume the role of chairman of the Board following the stockholders meeting. The Company's Board intends to nominate two additional individuals, Brett Barth, Co-founder and Managing Partner of BBR Partners, and Lawrence E. Leibowitz, President of Crux Informatics, to stand for election as directors at the upcoming stockholders meeting. The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K.
Cowen intends to file a definitive proxy statement (the “2018 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Cowen’s 2018 annual general meeting of stockholders (the “2018 Annual Meeting”). Cowen, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect to the 2018 Annual Meeting. Information regarding the names of Cowen’s current directors and executive officers and their respective interests in Cowen by security holdings or otherwise is set forth in Cowen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 6, 2018, as amended by Amendment No. 1, filed with the SEC on Form 10-K/A on March 23, 2018, and Amendment No. 2, filed with the SEC on Form 10-K/A on April 30, 2018, and Cowen’s definitive proxy statement for its 2017 annual general meeting of stockholders, filed with the SEC on May 1, 2017 (the “2017 Proxy Statement”). To the extent holdings of such participants in Cowen’s securities are not reported, or have changed since the amounts described, in the 2017 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Cowen’s Board of Directors for election at the 2018 Annual Meeting will be included in the 2018 Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF COWEN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE 2018 PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the 2018 Proxy Statement and other documents filed by Cowen free of charge from the SEC’s website at www.sec.gov. Cowen’s stockholders will also be able to obtain, without charge, a copy of the 2018 Proxy Statement and other relevant filed documents by directing a request by mail to Cowen Inc., Attn: Secretary, 599 Lexington Avenue, New York, NY 10022, or from the investor relations page of Cowen’s website at investor.cowen.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release Issued by the Company on May 14, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: May 14, 2018            By: /s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel

EXHIBIT INDEX

Exhibit
No. ____    Exhibit

99.1    Press Release issued by the Company on May 14, 2018.